UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2015

VERISK ANALYTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34480	26-2994223
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, NJ	07310
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 469-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 26, 2015, Verisk Analytics, Inc. (the “Registrant”) amended and restated its Certificate of Incorporation (the “Amended and Restated Charter”) to eliminate references to its Class B common stock, rename its Class A common stock as “common stock”, make related conforming changes, update certain outdated provisions and remove certain redundant provisions. The Amended and Restated Charter eliminated references to 800 million authorized shares of Class B common stock, since there were no outstanding shares of Class B common stock and the Registrant had no plans or intentions to issue any shares of Class B common stock in the future. The Amended and Restated Charter has not changed any substantive terms of the Class A common stock, which is now renamed “common stock”, or any power or rights of its holders, and the common stock will continue to be listed and trade on the Nasdaq Global Select Market under the symbol “VRSK”.

Furthermore, effective May 26, 2015, the Registrant amended and restated its Bylaws (the “Amended and Restated Bylaws”) to adopt a majority voting standard for the election of directors in uncontested elections. Under the new majority voting standard, in order to be elected in an uncontested election, a director nominee must receive a majority of the votes cast in the election such that the number of shares properly cast “for” the nominee exceeds the number of votes properly cast “against” that nominee. In contested elections where the number of nominees exceeds the number of directors to be elected, the voting standard will continue to be a plurality of votes cast. In addition, the Amended and Restated Bylaws deleted a reference to the initial commencement date of the Registrant’s annual meeting and eliminated references to the Registrant’s Class B common stock which was eliminated pursuant to the Amended and Restated Charter as described above.

The descriptions of the Amended and Restated Charter and the Amended and Restated Bylaws set forth above are qualified in their entirety by reference to the full text of the Amended and Restated Charter and the Amended and Restated Bylaws, which are filed as Exhibits 3.1 and 3.2 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Verisk Analytics, Inc. dated May 26, 2015
3.2	Amended and Restated Bylaws of Verisk Analytics, Inc. dated May 26, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISK ANALYTICS, INC.

Date: May 29, 2015	By:	/s/ Kenneth E. Thompson
		Name:	Kenneth E. Thompson
		Title:	Executive Vice President, General Counsel and Corporate Secretary